Exhibit 2.8

EXECUTION VERSION

February 4, 2015

Via facsimile 713 507-6806

Dynegy Resources III, LLC.
Dynegy Resources II, LLC
601 Travis Street
Houston, TX 77002
Attn: Catherine Callaway, Esq.

RE:	Revised Attachment A to the Amendment to Brayton Point and EquiPower Agreements
Reference is hereby made to that certain letter agreement by and among Energy Capital Partners GP II, LP, Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-D, LP, Energy Capital Partners II-C (Cayman), L.P., Energy Capital Partners II-C, LP, Energy Capital Partners II-C (Direct IP), LP, Energy Capital Partners II (EquiPower Co-Invest), LP, EquiPower Resources Corp., Brayton Point Holdings, LLC, Dynegy Resource III, LLC, Dynegy Resource III-A, LLC, Dynegy Resource II, LLC, and Dynegy Inc. dated as of November 25, 2014 the “Letter Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Letter Agreement.
The parties hereto agree to amend the Letter Agreement to replace and substitute, in its entirety, Attachment A of the Letter Agreement with the revised Attachment A appended hereto. All other terms and conditions of the Letter Agreement shall remain unmodified and shall continue in full force and effect.
By signing below, each of the parties hereto acknowledges and agrees to the foregoing.
[Signature Pages Follow]

Exhibit 2.8

SINCERELY:

ENERGY CAPITAL PARTNERS II, LP

By: Energy Capital Partners GP II, LP
Its: General Partner
By: Energy Capital Partners II, LLC
Its: General Partner

By: /s/ Andrew D. Singer
Name: Andrew D. Singer
Title: Managing Member

ENERGY CAPITAL PARTNERS II-A, LP

By: Energy Capital Partners GP II, LP
Its: General Partner
By: Energy Capital Partners II, LLC
Its: General Partner

By: /s/ Andrew D. Singer
Name: Andrew D. Singer
Title: Managing Member

ENERGY CAPITAL PARTNERS II-B, LP
By: Energy Capital Partners GP II, LP
Its: General Partner
By: Energy Capital Partners II, LLC
Its: General Partner

By: /s/ Andrew D. Singer
Name: Andrew D. Singer
Title: Managing Member

ENERGY CAPITAL PARTNERS II-C
(CAYMAN), L.P.
By: Energy Capital Partners GP II, LP
Its: Managing General Partner
By: Energy Capital Partners II, LLC
Its: General Partner

By: /s/ Andrew D. Singer
Name: Andrew D. Singer
Title: Managing Member

ENERGY CAPITAL PARTNERS II-D, LP
By: Energy Capital Partners GP II, LP
Its: General Partner
By: Energy Capital Partners II, LLC
Its: General Partner

By: /s/ Andrew D. Singer
Name: Andrew D. Singer
Title: Managing Member
ENERGY CAPITAL PARTNERS GP II, LP By: Energy Capital Partners II, LLC Its: General Partner By: /s/ Andrew D. Singer Name: Andrew D. Singer Title: Managing Member

ENERGY CAPITAL PARTNERS II-C (Direct IP), LP
By: Energy Capital Partners GP II, LP
Its: General Partner
By: Energy Capital Partners II, LLC
Its: General Partner

By: /s/ Andrew D. Singer
Name: Andrew D. Singer
Title: Managing Member

ENERGY CAPITAL PARTNERS II (EquiPower Co-Invest), LP
By: Energy Capital Partners GP II, LP
Its: General Partner
By: Energy Capital Partners II, LLC
Its: General Partner

By: /s/ Andrew D. Singer
Name: Andrew D. Singer
Title: Managing Member

Exhibit 2.8

ENERGY CAPITAL PARTNERS II-C, LP
By: Energy Capital Partners GP II, LP
Its: General Partner
By: Energy Capital Partners II, LLC
Its: General Partner

By: /s/ Andrew D. Singer
Name: Andrew D. Singer
Title: Managing Member

EQUIPOWER RESOURCES CORP. By: /s/ Curt Morgan Name: Curt Morgan Title: President and CEO	BRAYTON POINT HOLDINGS, LLC By: /s/ Curt Morgan Name: Curt Morgan Title: President and CEO

Exhibit 2.8

ACKNOWLEDGED AND AGREED:

DYNEGY RESOURCE III, LLC

By: /s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

DYNEGY RESOURCE III-A, LLC

by: /s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

DYNEGY INC.

By: /s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

DYNEGY RESOURCE II, LLC

By: /s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

cc: Michael Rogan, Esq.
David Kurzweil, Esq.
Paul Kukish, Esq.

Exhibit 2.8

ATTACHMENT A

1. Brayton Point Holdings, LLC New Hedges:
a. Sell up to an aggregate of 250 MW MassHub power around the clock January –February of 2015.
b. Sell up to an aggregate of 450 MW MassHub power around the clock March – December of 2015.
2. EquiPower Resources Corp. New Hedges:
a. Sell up to an aggregate of 100 MW PECO off-peak / Tetco M3 spark spread January – February of 2015.
b. Buy up to an aggregate of 100 MW NIHub / Kincaid node power basis January – February of 2015.
c. Sell up to an aggregate of 250 MW MassHub/AGT or Iroquois Zone 2 peak or around the clock spark spread January – February 2015.
d. Buy up to an aggregate of 400 MW MassHub/CT peak or around the clock power basis January –February 2015.
e. Sell up to an aggregate of 1.5 contracts/day of Algonquin/Tetco M3 gas basis for January-February 2015.
f. Buy up to 250,000 mmBtus physical natural gas for delivery to New England plants January-February 2015.
g. Sell up to an aggregate of 250 MW MassHub/Iroquois Zone 2 peak or around the clock spark spread March - December of 2015.
h. Sell up to an aggregate of 750 MW MassHub/AGT peak or around the clock spark spread March - December of 2015.
i. Sell up to an aggregate of 2.5 contracts/day of the Algonquin/Tetco M3 gas basis for March - December of 2015.
j. Sell up to an aggregate of 50 MW PECO off-peak/Tetco M3 spark spread March - December of 2015.
k. Sell up to an aggregate of 500 MW NIHub or Kincaid node peak, off-peak, or around the clock power March – December of 2015.
l. Buy up to an aggregate of 500 MW NIHub / Kincaid node peak, off-peak, or around the clock power basis March – December of 2015.

5